UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                        August 5, 2005 (August 5, 2005)

                            JER Investors Trust Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     Maryland                    001-32564                      75-3152779
 ---------------          ------------------------          -------------------
 (State or other          (Commission File Number)            (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)

        1650 Tysons Boulevard, Suite 1600, McLean, VA             22101
        ---------------------------------------------             -----
          (Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code   (703) 714-8000
                                                     --------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         (b) Ms. Kari L. Doescher voluntarily resigned as Chief Financial Officer of JER Investors Trust Inc. (the "Company"), effective September 2, 2005. Ms. Doescher's resignation did not involve a disagreement with the Company on any matter relating to the Company's operations, policies or practices.

         (c) The board of directors of the Company has appointed Mr. Tae-Sik Yoon as Chief Financial Officer of the Company, effective as of September 2, 2005. Mr. Yoon is 38 years of age, has served as the Executive Vice President of the Company since its inception in April 2004, and will continue to serve in such capacity. Mr. Yoon also serves as Managing Director and Chief Financial Officer of both J.E. Robert Company, Inc., an affiliate of the Company, and JER Commercial Debt Advisors LLC, the manager of the Company. There is no arrangement or understanding between Mr. Yoon and any other persons pursuant to which Mr. Yoon was appointed as Chief Financial Officer. Mr. Yoon joined J.E. Robert Company, Inc. in 1999. He has primary responsibility for risk and portfolio management, capital markets (debt and equity) and finance and accounting for J.E. Robert Company, Inc. From 1989 to 1991, and then again from 1997 to 1999, Mr. Yoon worked in the real estate investment banking group of Morgan Stanley & Co. in New York City and Los Angeles, CA, and from 1994 to 1997 was a corporate attorney at the law firm of Williams & Connolly in Washington, D.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JER Investors Trust Inc.
                                        ------------------------
                                        (Registrant)


Date:  August 5, 2005                   By: /s/ Daniel T. Ward
                                            --------------------
                                        Name:  Daniel T. Ward
                                        Title: Secretary